UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SAFE AND GREEN DEVELOPMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

100 Biscayne Blvd., Suite 1201
Miami, Florida 33132

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2024

September 30, 2024

Dear Stockholders of Safe and Green Development Corporation:

You are cordially invited to a Special Meeting of Stockholders (the “Special Meeting”) of Safe and Green Development Corporation (the “Company”) to be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, on November 4, 2024, beginning at 9:00 a.m., local time.

The Special Meeting has been called by the Board of Directors to submit to stockholders the following matters:

1.      The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares (the “Authorized Common Stock Increase Proposal”);

2.      The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024 pursuant to a securities purchase agreement with the purchasers named therein (the “Arena Investors”), dated August 12, 2024, including upon the conversion of debentures issued or issuable to the Arena Investors and upon the exercise of warrants issued or issuable to the Arena Investors (the “Arena Offering Proposal”);

3.      The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024 pursuant to a private equity line purchase agreement with Arena Business Solutions Global SPC II, LTD (“Arena Global”), dated August 12, 2024, including commitment fee shares issued or issuable to Arena Global (the “ELOC Issuance Proposal”); and

4.      The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal.

A proxy statement describing these matters to be acted upon at the Special Meeting is attached. No other matters will be considered at the Special Meeting.

The close of business on September 16, 2024 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Stockholders of record at the close of business on September 16, 2024 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

Your vote is important. Whether or not you attend the plan to attend the Special Meeting, we urge you to vote promptly.

On behalf of Safe and Green Development Corporation, I thank you for your ongoing interest and investment in our company.

Sincerely,
/s/ David Villarreal
David Villarreal
Chief Executive Officer and Director

100 Biscayne Blvd., Suite 1201
Miami, Florida 33132

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2024

September 30, 2024

To the Stockholders of Safe and Green Development Corporation:

The Board of Directors (the “Board”) of Safe and Green Development Corporation, a Delaware corporation (the “Company”) has called for a Special Meeting of Stockholders (the “Special Meeting”), to be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, on November 4, 2024, beginning at 9:00 a.m. local time, for the following purposes:

1.      Authorized Common Stock Increase Proposal.    The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares (the “Authorized Common Stock Increase Proposal”);

2.      Arena Offering Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more the Company’s issued and outstanding common stock as of August 12, 2024 pursuant to a securities purchase agreement with the purchasers named therein (the “Arena Investors”), dated August 12, 2024, including upon the conversion of debentures issued or issuable to the Arena Investors and upon the exercise of warrants issued or issuable to the Arena Investors (“the “Arena Offering Proposal”);

3.      ELOC Issuance Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024 pursuant to a private equity line purchase agreement with Arena Business Solutions Global SPC II, LTD (“Arena Global”), dated August 12, 2024, including commitment fee shares issued or issuable to Arena Global (the “ELOC Issuance Proposal”); and

4.      Adjournment Proposal.    The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal.

No other matters will be considered at the Special Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on September 16, 2024 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the Special Meeting. The list of the stockholders of record as of the close of business on September 16, 2024 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 100 Biscayne Blvd., Suite 1201 Miami, Florida 33132.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2024

The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/27525. This proxy statement is being distributed and made available to our stockholders starting on or about September 30, 2024.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE. RECORD HOLDERS CAN SUBMIT A PROXY VIA THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU. BENEFICIAL OWNERS WHOSE SHARES ARE HELD AT A BROKERAGE FIRM, OR BY A BANK OR OTHER NOMINEE, SHOULD FOLLOW THE VOTING INSTRUCTIONS THAT THEY RECEIVED FROM THE NOMINEE.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ David Villarreal
David Villarreal
Chief Executive Officer and Director

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

i

100 Biscayne Blvd., Suite 1201
Miami, Florida 33132

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2024

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of Safe and Green Development Corporation, a Delaware corporation (referred to as “SG DevCo,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of SG DevCo of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on November 4, 2024, beginning at 9:00 a.m., local time at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, and at any adjournment or postponement of our Special Meeting. This proxy statement is being distributed and made available to our stockholders starting on or about September 30, 2024.

The purpose of the Special Meeting and the matters to be acted on are summarized below. No other business will come before the Special Meeting.

Agenda Item	Board Vote Recommendation	Page Reference
Authorized Common Stock Increase Proposal	FOR	6
Arena Offering Proposal	FOR	14
ELOC Issuance Proposal	FOR	16
Adjournment Proposal	FOR	18

Even if you plan to attend the Special Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting.

SPECIAL MEETING ADMISSION

Only stockholders as of September 16, 2024 (the “Record Date”) may attend the Special Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:     What information is contained in this proxy statement?

A:     The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and other required information.

Q:     What items of business will be voted on at the Special Meeting?

A:     The four (4) items of business to be voted on at the Special Meeting are:

1.      Authorized Common Stock Increase Proposal.    The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 50,000,000 shares to 100,000,000 shares (the “Authorized Common Stock Increase Proposal” or “Proposal No. 1).

2.      Arena Offering Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of August 12, 2024 pursuant to a securities purchase agreement with the purchasers named therein (the “Arena Investors”), dated August 12, 2024, including upon the conversion of debentures issued or issuable to the Arena Investors and upon the exercise of warrants issued or issuable to the Arena Investors (“the “Arena Offering Proposal” or “Proposal No. 2);

3.      ELOC Issuance Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of August 12, 2024 pursuant to a private equity line purchase agreement with Arena Business Solutions Global SPC II, LTD (“Arena Global”), dated August 12, 2024, including commitment fee shares issued or issuable to Arena Global (the “ELOC Issuance Proposal” or “Proposal No. 3”); and

4.      Adjournment Proposal.    The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Arena Offering Proposal and/or the ELOC Issuance Proposal (the “Adjournment Proposal” or “Proposal No. 4”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Q:     What are the Board’s recommendations?

A:     The Board of Directors recommends that you vote your shares (1) FOR the Authorized Common Stock Increase Proposal; (2) FOR the Arena Offering Proposal; (3) FOR the ELOC Issuance Proposal; and (4) FOR the Adjournment Proposal. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above.

Q:     Who is entitled to vote at the Special Meeting?

A:     Holders of record of our Common Stock as of the close of business on the Record Date, September16, 2024, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

As of the Record Date, there were 18,733,713 shares of Common Stock outstanding and entitled to vote. Holders are entitled to one vote for each share of Common Stock outstanding as of the Record Date.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.    If your shares are registered directly in your name on the books of SG DevCo maintained with SG DevCo’s transfer agent, Equiniti Trust Company LLC, you are considered the “record holder” of those shares, and this proxy statement is sent directly to you by SG DevCo. As the stockholder of record, you have the right to grant your voting proxy directly or to directly vote in person at the Special Meeting.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and this proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Special Meeting, instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

Q:     What happens if I do not vote?

A:     Record Holder.    If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner of Shares Held in Street Name.    If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposal No. 1 and Proposal No. 4 will be treated by the NYSE as routine matters and Proposal No. 2 and Proposal No. 3 will be treated by the NYSE as non-routine matters. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been distributed. As such, it is important that you provide voting instructions to your broker, bank, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the Special Meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on September 16, 2024 are necessary to constitute a quorum. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting. If there is no quorum, the chairperson of the meeting or the holders of a majority of the shares represented at the meeting may adjourn the meeting to another date.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How do I vote?

A:     Record Holder.    If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the Special Meeting. If you choose to have your shares voted by proxy, you may submit a proxy over the internet, via telephone or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the Special Meeting in accordance with your instructions.

The procedures for voting are fairly simple:

Submit a Proxy by Mail.    If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet.    If you choose to submit a proxy by internet, go to www.voteproxy.com to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions. Your internet vote must be received by 11:59 p.m. Eastern Time on November 3, 2024 to be counted.

Submit a Proxy by Telephone.    If you choose to submit a proxy by telephone, dial 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone. Have your proxy card in hand when you call and follow the instructions. Your telephonic vote must be received by 11:59 p.m. Eastern Time on November 3, 2024 to be counted.

Vote at the Special Meeting.    Submitting a proxy by mail, internet or telephonically will not limit your right to vote at the Special Meeting if you decide to attend the Special Meeting and vote in person.

Beneficial Owner of Shares Held in Street Name.    If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting.

Record Holder.    To change your vote or revoke your proxy if you are the record holder, you may (1) file with our Corporate Secretary a notice of revocation; (2) submit a later-dated proxy, subject to the voting deadlines that are described on the proxy card; or (3) attend the Special Meeting and cast your vote in person. Attendance at the meeting will not, by itself, change or revoke a proxy unless you specifically so request. The last vote received chronologically will supersede any prior votes.

Beneficial Owner of Shares Held in Street Name.    For shares you hold beneficially, you may change or revoke your vote by following instructions provided by your broker, bank or nominee.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely: (1) FOR the Authorized Common Stock Increase Proposal; (2) FOR the Arena Offering Proposal; (3) FOR the ELOC Issuance Proposal; and (4) FOR the Adjournment Proposal.

Q:     What is the voting requirement to approve each of the proposals?

A:

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Impact of Broker Non-Votes
Proposal No. 1: Authorized Common Stock Increase Proposal.	The votes cast in favor of such proposal must exceed the votes cast against such proposal.	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable

Proposal No. 2: Arena Offering Proposal.	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 3: ELOC Issuance Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 4: Adjournment Proposal.	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:     Where can I find the voting results of the Special Meeting?

A:     We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within SG DevCo or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the Special Meeting?

A:     The Board of Directors is making this solicitation on behalf of SG DevCo, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL NO. 1
APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
FROM 50,000,000 TO 100,000,000

The Board has approved and is asking stockholders to approve an increase in the number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares (the “Authorized Common Stock Increase”) and a corresponding amendment to the Amended and Restated Certificate of Incorporation to effect the Authorized Common Stock Increase (the “Charter Amendment”). The full text of the proposed Charter Amendment is attached to this Proxy Statement as Appendix A.

Purpose of the Authorized Common Stock Increase

The purpose of the Authorized Common Stock Increase is so that the Company will have shares of Common Stock available to provide additional flexibility to promptly and appropriately use its Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. Under its Amended and Restated Certificate of Incorporation, the Company is currently authorized to issue up to 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of September 16, 2024, there were 18,733,713 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. There are also (i) 15,216,076 shares of Common Stock reserved for issuance pursuant to outstanding restricted stock units, warrants, and debentures and (ii) 2,291,500 shares of our Common Stock reserved for future issuance under our 2023 Incentive Compensation Plan (the “2023 Plan”), leaving a balance of 13,758,711 shares of Common Stock available for issuance. On July 2, 2024 at the Company’s 2024 annual meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock at a ratio of 1-for-2 to 1-for-20, with the ratio within such range to be determined at the discretion of the Board of Directors and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment. The Board’s primary objective in asking for authority to effect such reverse stock split was to increase the per-share trading price of the Company’s Common Stock. Assuming the Board of Directors determines to implement a reverse stock split, such split will reduce the number of outstanding shares of Common Stock, but will not change the number of authorized shares of our capital stock. Accordingly, the reverse stock split, if implemented, would also result in additional shares of the Company’s Common Stock being available for issuance.

The availability of additional shares of Common Stock for issuance is, in management’s view, prudent and will afford us flexibility in acting upon financing transactions to strengthen our financial position and/or commercial partnership opportunities that may arise and aid in meeting Nasdaq’s stockholders’ equity requirements. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investment. Although at this time, we do not have any commitments, arrangements, or agreements regarding the issuance of Common Stock other than the issuances to the Arena Investors and Arena Global described herein or upon the vesting of currently outstanding restricted stock units; we anticipate seeking future equity financing opportunities and will evaluate opportunities that are presented to us. We believe that the Authorized Common Stock Increase will help ensure that we have sufficient authorized shares available for issuance to allow us to pursue equity financings if the Board of Directors determines that it would be in our best interests based on our working capital needs and prevailing market conditions.

We believe that the additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under applicable Nasdaq rules.

Possible Effects of the Authorized Common Stock Increase

The newly authorized shares of Common Stock will have all the powers, preferences, and rights of the shares of Common Stock presently authorized. The Charter Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares. Therefore, approval of the Authorized Common Stock Increase and any subsequent issuance of additional shares of Common Stock would not affect a current common stockholder’s rights as a stockholder, except for any dilutive effects of a potential increase in the number of outstanding shares of Common Stock to, among other things, earnings per share, book value per share, and the voting power of current holders of our Common Stock. The Authorized Common Stock Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders until additional shares are issued.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Authorized Common Stock Increase may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock.

Potential Anti-takeover Effects of the Charter Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The increase in the number of shares of our Common Stock available for issuance could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number authorized shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the authorized shares increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but we would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in our control or our management. Although the Authorized Common Stock Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Common Stock Increase could facilitate future attempts by us to oppose changes in our control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Consequences if Stockholder Approval for Proposal No. 1 Is Not Obtained

If stockholder approval for this proposal is not obtained, we will not be able to file the Charter Amendment to effect the Authorized Common Stock Increase, and our limited number of authorized shares of the Common Stock that are neither outstanding nor reserved for issuance could adversely affect our ability to raise capital through equity financings or engage in acquisitions or other transactions.

Interests of Directors and Executive Officers.

Our directors and executive officers have no substantial interests, directly or indirectly, in Proposal No. 1 except to the extent of their ownership of shares of our Common Stock and any additional shares of Common Stock that may become available for grant under our equity plan.

Vote Required

The approval of this proposal requires that the votes cast in favor of this proposal exceed the votes cast against this proposal from the holders entitled to vote thereon. Abstentions are not votes cast and will have no effect on the outcome of this vote and broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

THE ARENA TRANSACTIONS

Description of the Private Placement

On August 12, 2024, we entered into a Securities Purchase Agreement (the “SPA”) with Arena Special Opportunities Partners II, LP, Arena Special Opportunities (Offshore) Master, LP, Arena Special Opportunities Partners III, LP, and Arena Special Opportunities Fund, LP (collectively, the “Arena Investors”), related to a private placement offering (the “Offering”) of up to five secured convertible debentures in the aggregate principal amount of $10,277,777 (the “Debentures”) together with warrants to purchase a number of shares of the Company’s Common Stock equal to 20% of the total principal amount of the Debentures sold divided by 92.5% of the lowest daily VWAP (as defined in the SPA) for our Common Stock during the ten consecutive trading day period preceding the respective closing dates (the “Warrants”).

The closing of the first tranche was consummated on August 12, 2024 (the “First Closing Date”) and we issued to the Arena Investors 10% original issue discount secured convertible debentures in principal amount of $1,388,888.75 (the “First Closing Debentures”) and warrants (the “First Closing Warrants”) to purchase up to 1,299,242 shares of the Company’s Common Stock. The First Closing Debentures were sold to the Arena Investors for a purchase price of $1,250,000, representing an original issue discount of ten percent (10%). More specifically, we issued (i) to Arena Special Opportunities Fund, LP a First Closing Debenture in the principal amount of $112,669.81 and a First Closing Warrant to purchase up to 105,397 shares of Common Stock; (ii) to Arena Special Opportunities Partners II, LP a First Closing Debenture in the principal amount of $583,404.59 and a First Closing Warrant to purchase up to 545,748 shares of Common Stock; (iii) to Arena Special Opportunities Partners III, LP a First Closing Debenture in the principal amount of $247,180.31 and a First Closing Warrant to purchase up to 231,226 shares of Common Stock; and (iv) to Arena Special Opportunities (Offshore) Master, LP a First Closing Debenture in the principal amount of $445,634.04 and a First Closing Warrant to purchase up to 416,871 shares of Common Stock. In connection with the closing of the first tranche, we reimbursed the Arena Investors $55,000 for its legal fees and expenses and placed $250,000 in escrow, to be released to us upon the First Registration Statement Effectiveness Date (as defined in the SPA).

Each First Closing Debenture matures eighteen months from its date of issuance and bears interest at a rate of 10% per annum paid-in-kind (“PIK Interest”) unless there is an event of default under the applicable First Closing Debenture. The PIK Interest shall be added to the outstanding principal amount of the applicable First Closing Debenture on a monthly basis as additional principal obligations thereunder for all purposes thereof (including the accrual of interest thereon at the rates applicable to the principal amount generally). Each First Closing Debenture is convertible, at the option of the holder, at any time, into such number of shares of our Common Stock equal to the principal amount of such First Closing Debenture plus all accrued and unpaid interest at a conversion price equal to the lesser of (i) $0.259, and (ii) 92.5% of lowest daily volume weighted average price (VWAP) of our Common Stock during the ten trading day period ending on such conversion date (the “Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events, as well as anti-dilution price protection provisions, and subject to a floor price of $0.045.

The First Closing Debentures are redeemable by us at a redemption price equal to 115% of the sum of the principal amount to be redeemed plus accrued interest, if any. While the First Closing Debentures are outstanding, if we or any of our subsidiaries receive cash proceeds from the issuance of equity or indebtedness (other than the issuance of additional secured convertible debentures as contemplated by the SPA), in one or more financing transactions, whether publicly offered or privately arranged (including, without limitation, pursuant to the ELOC Purchase Agreement (as defined below), we shall, within two (2) business days of our receipt of such proceeds, inform the holder of such receipt, following which the holder shall have the right in its sole discretion to require us to immediately apply up to 20% of all proceeds received by us to repay the outstanding amounts owed under the First Closing Debentures.

The First Closing Debentures contain customary events of default. Upon the occurrence and during the continuance of an event of default under the applicable First Closing Debenture, interest shall accrue on the outstanding principal amount of such First Closing Debenture at the rate of two percent (2%) per month and such default interest shall be due and payable monthly in arrears in cash on the first of each month following the occurrence of any event of default for default interest accrued through the last day of the prior month. If an event of default occurs, the holder may accelerate the full indebtedness under the applicable First Closing Debenture, in an amount equal to 150% of the outstanding principal amount plus 100% of accrued and unpaid interest. Subject to limited exceptions set forth in the

First Closing Debentures, the First Closing Debentures prohibit us and, as applicable, our subsidiaries from incurring any new indebtedness that is not subordinated to our and, as applicable, any subsidiary’s obligations in respect of the First Closing Debentures until the First Closing Debentures are paid in full.

The First Closing Warrants expire five years from their date of issuance. The First Closing Warrants are exercisable, at the option of the holder, at any time, for up to 1,299,242 shares of our Common Stock at an exercise price equal to $0.247 (the “Exercise Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events, as well as anti-dilution price protection provisions. The First Closing Warrants provide for cashless exercise under certain circumstances.

We entered into a Registration Rights Agreement, dated August 12, 2024 (the “RRA”), with the Arena Investors where we agreed to file with the Securities and Exchange Commission (the “SEC”) an initial registration statement within 30 days to register the maximum number of Registrable Securities (as defined in the RRA) issuable under the First Closing Debentures and the First Closing Warrants as shall be permitted to be included thereon in accordance with applicable SEC rules and to use our reasonable best efforts to have the registration statement declared effective by the SEC no later than the “First Registration Statement Effectiveness Date”, which is defined as the 30th calendar day following the First Closing Date (or, in the event of a “full review” by the SEC, no later than the 120th calendar day following the First Closing Date); provided, however, that if the registration statement will not be reviewed or is no longer subject to further review and comment, the First Registration Statement Effectiveness Date will be the fifth trading day following the date on which the Company is so notified if such date precedes the date otherwise required above. We filed an initial registration statement with the SEC related to the resale of the shares issuable under the First Closing Debentures and the First Closing Warrants on August 30, 2024. In the event the number of shares available under such registration statement is insufficient to cover the securities issuable upon conversion or exercise of the First Closing Debentures or First Closing Warrants, we are obligated to file one or more new registration statements until such time as all securities issuable upon conversion or exercise of the First Closing Debentures or First Closing Warrants have been included in registration statements that have been declared effective and the prospectus contained therein is available for use by the Arena Investors.

Under the SPA, a closing of the second tranche may occur subject to the mutual written agreement of the Arena Investors and us and satisfaction of the closing conditions set forth in the SPA on the later of (y) the fifth trading day following the First Registration Statement Effectiveness Date (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the outstanding principal balance of the First Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the second closing on a different date, upon which we would issue and sell to the Arena Investors on the same terms and conditions a second 10% original issue discount secured convertible debentures in principal amount of $2,222,222 (the “Second Closing Debentures”) and a warrant (the “Second Closing Warrants”) to purchase a number of shares of the Company’s Common Stock equal to 20% of the total principal amount of the Second Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the SPA) for the Common Stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the second tranche, provided the second Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of our Common Stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed second Closing must be greater than $200,000.

The Second Closing Debentures would be sold to the Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the second tranche, we will enter into a registration rights agreement pursuant to which we will agree to register the maximum number of shares of our Common Stock issuable under the Second Closing Debentures and the Second Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. We also have agreed to reimburse the Arena Investors for their legal fees and expenses related to such second closing.

Under the SPA, a closing of the third tranche may occur subject to the mutual written agreement of the Arena Investors and us and satisfaction of the closing conditions set forth in the SPA on the later of (y) the fifth trading day following the Second Registration Statement Effectiveness Date (as defined in the SPA) (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the aggregate outstanding principal balance of the First Closing Debentures and Second Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the third closing on a different date, upon which we would issue and sell to the Arena Investors on the same terms and conditions a third 10% original issue discount secured convertible debenture in principal amount of $2,222,222 (the “Third Closing Debentures”) and a warrant (the “Third Closing Warrants”) to purchase a number of shares of our Common Stock equal to 20% of the total principal amount of the Third Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the SPA) for the Common Stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the third tranche, provided the third Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of our Common Stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed third Closing must be greater than $200,000.

The Third Closing Debentures would be sold to the Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the third tranche, we will enter into a registration rights agreement pursuant to which we will agree to register the maximum number of shares of our Common Stock issuable under the Third Closing Debentures and the Third Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. The Company also has agreed to reimburse the Arena Investors for their legal fees and expenses related to such third closing.

Under the SPA, a closing of the fourth tranche may occur subject to the mutual written agreement of the Arena Investors and us and satisfaction of the closing conditions set forth in the SPA on the later of (y) the fifth trading day following the Third Registration Statement Effectiveness Date (as defined in the SPA) (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the aggregate outstanding principal balance of the First Closing Debentures, Second Closing Debentures and Third Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the fourth closing on a different date, upon which we would issue and sell to the Arena Investors on the same terms and conditions a fourth 10% original issue discount secured convertible debenture in principal amount of $2,222,222 (the “Fourth Closing Debentures”) and a warrant (the “Fourth Closing Warrants”) to purchase a number of shares of our Common Stock equal to 20% of the total principal amount of the Fourth Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the SPA) for the Common Stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the fourth tranche, provided the fourth Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of our Common Stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed fourth Closing must be greater than $200,000.

The Fourth Closing Debentures would be sold to the Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the fourth tranche, we will enter into a registration rights agreement pursuant to which we will agree to register the maximum number of shares of our Common Stock issuable under the Fourth Closing Debentures and the Fourth Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. We also have agreed to reimburse the Arena Investors for their legal fees and expenses related to such fourth closing.

Under the SPA, a closing of the fifth tranche may occur subject to the mutual written agreement of the Arena Investors and us and satisfaction of the closing conditions set forth in the SPA on the later of (y) the fifth trading day following the Fourth Registration Statement Effectiveness Date(as defined in the SPA) (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the outstanding principal balance of the First Closing Debentures, Second Closing Debentures, Third Closing Debentures and Fourth Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the fifth closing on a different date, upon which we would issue and sell to the Arena Investors on the same terms and conditions a fifth 10% original issue discount secured convertible debenture in principal amount of $2,222,222 (the “Fifth Closing Debentures”) and a warrant (the “Fifth Closing Warrants”) to purchase a number of shares of our Common Stock equal to 20% of the total principal amount of the Fifth Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the SPA) for the Common Stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the fifth tranche, provided the fifth Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of our Common Stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed fifth Closing must be greater than $200,000.

The Fifth Closing Debentures would be sold to the Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the fifth tranche, we will enter into a registration rights agreement pursuant to which we will agree to register the maximum number of shares of our Common Stock issuable under the Fifth Closing Debentures and the Fifth Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. We also have agreed to reimburse the Arena Investors for their legal fees and expenses related to such fifth closing.

Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming we converted all of the First Closing Debentures into Common Stock at the floor price (assuming each of such First Closing Debentures was held to maturity), approximately 40,852,444 shares of our Common Stock would be issuable upon conversion. Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming all of the First Closing Debentures, Second Closing Debentures, Third Closing Debentures, Fourth Closing Debentures and Fifth Closing Debentures were issued and converted in full into Common Stock at the floor price (assuming each of such debentures was held to maturity), approximately 307,302,422 shares of our Common Stock would be issued upon conversion.

Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming the First Warrants are exercised in full approximately 1,299,242 shares of our Common Stock would be issuable upon exercise. Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming (i) all the First Warrants, Second Warrants, Third Warrants, Fourth Warrants and Fifth Warrants are issued based on an assumed VWAP of $0.2138 (which was the VWAP utilized in connection with the First Warrants), and (ii) were exercised in full, approximately 9,614,386 shares of our Common Stock would be issued upon exercise.

The SPA prohibits us from entering into a Variable Rate Transaction (other than the ELOC Purchase Agreement described below) until such time as no Debentures remain outstanding. In addition, the SPA provides that from the (i) the First Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the First Registration Statement Effectiveness Date, (ii) the Second Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Second Registration Statement Effectiveness Date, (iii) the Third Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Third Registration Statement Effectiveness Date, (iv) the Fourth Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Fourth Registration Statement Effectiveness Date, and (v) the Fifth Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Fifth Registration Statement Effectiveness Date, neither the Company nor any subsidiary may issue any Common Stock or Common Stock equivalents, except for certain exempted issuances (i.e., stock options, employee grants, shares issuable pursuant to outstanding securities, acquisitions and strategic transactions) and the ELOC Purchase Agreement.

We entered into a Security Agreement, dated August 12, 2024 (the “Security Agreement”), with the Arena Investors where we agreed to grant the Arena Investors a security interest in all of our assets to secure the prompt payment, performance and discharge in full of all of our obligations under the Debentures. In addition, each of our subsidiaries entered into a Guaranty Agreement, dated August 12, 2024 (the “Subsidiary Guaranty”), with the Arena Investors pursuant to which they agreed to guarantee the prompt payment, performance and discharge in full of all of our obligations under the Debentures.

Maxim Group LLC (“Maxim”) acted as placement agent in the Offering. In connection with the closing of the first tranche of the Offering, we paid a placement fee of $60,000 and an expense reimbursement of $15,000 to Maxim. Assuming the second tranche is closed, a placement fee in an amount equal to $120,000 will be payable by us to Maxim upon closing of the second tranche of the Offering. Assuming the third tranche is closed, a placement fee in an amount equal to $120,000 will be payable by us to Maxim upon closing of the third tranche of the Offering. Assuming the fourth tranche is closed, a placement fee in an amount equal to $120,000 will be payable by us to Maxim upon closing of the fourth tranche of the Offering. Assuming the fifth tranche is closed, a placement fee in an amount equal to $120,000 will be payable by us to Maxim upon closing of the fifth tranche of the Offering.

The SPA and the RRA contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, each of the Arena Investors represented to us, that it was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and we sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Description of the ELOC Purchase Agreement

On August 12, 2024, we also entered into the equity line purchase agreement (the “ELOC Purchase Agreement”) with Arena Global, which was amended on August 30, 2024, pursuant to which we have the right, but not the obligation, to direct Arena Global to purchase up to $50,000,000 (the “Maximum Commitment Amount”) in shares of our Common Stock in multiple tranches upon satisfaction of certain terms and conditions contained in the ELOC Purchase Agreement which includes, but is not limited to, filing a registration statement with the SEC and registering the resale of any shares sold to Arena Global. Further, under the ELOC Purchase Agreement and subject to the Maximum Commitment Amount, we have the right, but not the obligation, to submit an Advance Notice (as defined in the ELOC

Purchase Agreement) from time to time to Arena Global calculated as follows: (a) if the Advance Notice is received by 8:30 a.m. Eastern Time, the lower of: (i) an amount equal to seventy percent (70%) of the average of the Daily Value Traded (as defined in the ELOC Purchase Agreement) of our Common Stock on the ten trading days immediately preceding an Advance Notice, or (ii) $20,000,000 (b) if the Advance Notice is received after 8:30 a.m. Eastern Time but prior to 10:30 a.m. Eastern Time, the lower of (i) an amount equal to forty percent (40%) of the average of the Daily Value Traded of the Company’s Common Stock on the ten trading days immediately preceding an Advance Notice, or (ii) $15.0 million, and (c) if the Advance Notice is received after 10:30 a.m. Eastern Time, but prior to 12:30 p.m. Eastern Time, the lower of (i) an amount equal to twenty percent (20%) of the average of the Daily Value Traded of our Common Stock on the ten trading days immediately preceding an Advance Notice, or (ii) $10.0 million.

During the Commitment Period (as defined below), the purchase price to be paid by Arena Global for the Common Stock under the ELOC Purchase Agreement will be 96% of the Market Price, defined as the daily volume weighted average price (VWAP) of the Company’s common stock, on the trading day commencing on the date of the Advance Notice.

In connection with the ELOC Purchase Agreement we agreed, among other things, to issue to Arena Global, in two separate tranches, as a commitment fee, that number of shares of our restricted Common Stock equal to (i) with respect to the first tranche, 925,000 shares of Common Stock together with a warrant (the “Arena Global Warrant”) to purchase 1,075,000 shares of Common Stock, at an exercise price of $0.01 per share, (the “Commitment Fee Warrant Shares” and together with the 925,000 shares of Common Stock issued to Arena Global, the “Initial Commitment Fee Shares”) and (ii) with respect to the second tranche, $250,000 divided by the simple average of the daily VWAP (as defined in the ELOC Purchase Agreement) of the Company’s Common Stock during the five trading days immediately preceding the three month anniversary of the effectiveness of the registration statement on which the Initial Commitment Fee Shares are registered (the “Second Tranche Commitment Fee Shares,” and together with the Initial Commitment Fee Shares, the “Commitment Fee Shares”).”

The ELOC Purchase Agreement also has a provision that provides for the issuance of additional shares of Common Stock as commitment fee shares in the event the value of the Initial Commitment Fee Shares is less than $500,000 measured during a specified period and the value of the Second Tranche Commitment Fee Shares is less than $250,000 measured during a specified period.

In connection with the ELOC Purchase Agreement we agreed to (i) register the resale of the Initial Commitment Fee Shares as soon as practicable and (ii) prepare and file a registration statement registering the Common Stock issuable to Arena Global under the equity line pursuant to the ELOC Purchase Agreement and the Commitment Fee Shares (to the extent then outstanding or issuable pursuant to a then outstanding convertible security) for resale as soon as practicable following the earlier of (A) the Company filing an amendment to its amended and restated certificate of incorporation to increase the number of shares of Common Stock authorized for issuance, or (B) the Company effecting a reverse stock split of its Common Stock. We filed a registration statement with the SEC related to the resale of the Initial Commitment Fee Shares on August 30, 2024.

The obligation of Arena Global to purchase our Common Stock under the ELOC Purchase Agreement begins on the date of the ELOC Purchase Agreement and ends on the earlier of (i) the date on which Arena Global shall have purchased Common Stock pursuant to the ELOC Purchase Agreement equal to the Commitment Amount, (ii) thirty six (36) months after the date of the ELOC Purchase Agreement or (iii) written notice of termination by the Company (the “Commitment Period”). The ELOC Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, Arena Global represented to us, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and we will sell the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The number of shares of the Company’s Common Stock that may be issued upon conversion of the Debentures and exercise of the Warrants, and inclusive of the Commitment Fee Shares and any shares issuable under and in respect of the ELOC Purchase Agreement is subject to an exchange cap (the “Exchange Cap”) of 19.99% of the outstanding number of shares of the Company’s Common Stock on August 12, 2024, 3,559,961.73 shares, unless shareholder approval to exceed the Exchange Cap is approved. In addition, the parties agreed in the ELOC Purchase Agreement that the Commitment Fee Shares shall be first in priority of issuance above all other securities issuable pursuant to the SPA and the ELOC Purchase Agreement. The First Closing Debentures, First Closing Warrants and the Arena Global Warrant, are subject, and each debenture and warrant issuable in subsequent tranches will be subject, to a beneficial ownership limitation of 4.99% (the “Beneficial Ownership Cap”), which in each case restricts the holder from converting that portion of the debentures or exercising that portion of the warrants that would result in the holder and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the Beneficial Ownership Cap.

PROPOSAL NO. 2 — THE ARENA OFFERING PROPOSAL

Reasons for the Arena Offering Proposal

Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”) and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the Arena Offering Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”). Based upon Nasdaq Listing Rule 5635(d), we cannot issue in excess of 3,559,961.73 shares of our Common Stock upon conversion of the Debentures, exercise of the Warrants, and inclusive of the Commitment Shares and any shares issuable under and in respect of the ELOC Purchase Agreement, unless the issuance of such excess shares are approved by our stockholders. In addition, the parties agreed in the ELOC Purchase Agreement that the Commitment Fee Shares shall be first in priority of issuance above all other securities issuable pursuant to the SPA and the ELOC Purchase Agreement.

As discussed above, in connection with the SPA, we may issue up to five secured convertible debentures to the Arena Investors in the aggregate principal amount of $10,277,777 (the “Debentures”) together with warrants to purchase a number of shares of the Company’s Common Stock equal to 20% of the total principal amount of the Debentures sold divided by 92.5% of the lowest daily VWAP (as defined in the SPA) for the Company’s Common Stock during the ten consecutive trading day period preceding the respective closing dates (the “Warrants”). As discussed in “The Arena Transactions” the closing of the first tranche was consummated on August 12, 2024 and we issued to the Arena Investors First Closing Debentures in the principal amount of $1,388,888.75 and First Closing Warrants to purchase up to 1,299,242 shares of our common stock. Closing of the subsequent tranches may occur in the future subject to the mutual written agreement of the Arena Investors and us and the satisfaction of closing conditions set forth in the SPA and described in more detail in “The Arena Transactions.”

Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming we converted all of the First Closing Debentures into Common Stock at the floor price (assuming each of such First Closing Debentures accrued interest for a period of eighteen months), approximately 40,852,444 shares of our Common Stock would be issuable upon conversion. Assuming the issuance of all the Debentures and without regard for the Exchange Cap or the Beneficial Ownership Cap, approximately 307,302,422 shares of our Common Stock would be issuable pursuant to the Debentures if such Debentures were converted in full at the floor price and assuming that interest had accrued on each of the Debentures for a period of eighteen months.

Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming the First Warrants are exercised into Common Stock approximately 1,299,242 shares of our Common Stock would be issuable upon exercise. Without giving effect to the Exchange Cap or the Beneficial Ownership Cap discussed below, assuming (i) all the First Warrants, Second Warrants, Third Warrants, Fourth Warrants and Fifth Warrants are issued based on an assumed VWAP of $0.2138 (which was the VWAP utilized in connection with the First Warrants), and (ii) were exercised in full, approximately 9,614,386 shares of our Common Stock would be issued upon exercise.

As noted above, the number of shares of Common Stock that may be issued, in the aggregate, pursuant to the SPA and the ELOC Purchase Agreement shall be limited to the 3,559,961 Exchange Cap, unless stockholder approval to exceed the Exchange Cap is approved, with the Commitment Fee Shares being first in priority of issuance above all other securities issuable pursuant to the SPA and the ELOC Purchase Agreement. Therefore, we are asking stockholders to approve the issuance of more than 20% of our issued and outstanding Common Stock as of August 12, 2024 pursuant to the SPA, including upon the conversion of the Debentures and upon exercise of the Warrants.

Stockholder approval of this Arena Offering Proposal could allow us to preserve cash by repaying the Debentures, in full, through share issuances in excess of the Exchange Cap. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into the SPA, as we already entered into the SPA on August 12, 2024 (and the First Closing Debentures and First Closing Warrants have already been issued). We are only asking for approval to issue to the Arena Investors, pursuant to the SPA, more than 20% of our issued and outstanding Common Stock as of August 12, 2024, (the date we entered into the SPA), including upon the conversion of the Debentures and upon exercise of the Warrants.

Potential Consequences if Proposal No. 2 is Not Approved

The failure of our stockholders to approve this Proposal No. 2 will mean that: (i) we cannot permit the full conversion of the Debentures, and (ii) we may incur substantial additional costs and expenses.

Potential Adverse Effects of the Approval of Proposal No. 2

If this Proposal No. 2 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares of Common Stock upon conversion of the Debentures and upon exercise of the Warrants. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ARENA OFFERING PROPOSAL.

PROPOSAL NO. 3 — THE ELOC ISSUANCE PROPOSAL

Reasons for the ELOC Issuance Proposal

Our Common Stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the ELOC Issuance Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Based upon Nasdaq Listing Rule 5635(d) we cannot issue in excess of 3,559,961.73 shares of our Common Stock upon conversion of the Debentures, exercise of the Warrants, and inclusive of the Commitment Shares and any shares issuable under and in respect of the ELOC Purchase Agreement, unless the issuance of such excess shares are approved by our stockholders.

Pursuant to the ELOC Purchase Agreement, Arena Global agreed to purchase up to $50.0 million (the “Maximum Commitment Amount”) in shares of our Common Stock over the course of 36 months after August 12, 2024, the date of the ELOC Purchase Agreement in multiple tranches upon satisfaction of certain terms and conditions contained in the ELOC Purchase Agreement. For a summary of the terms of the ELOC Purchase Agreement see “The Arena Transactions.”

The price of shares to be issued under the ELOC Purchase Agreement shall be 96% of the Market Price, which is defined as the daily volume weighted average price (VWAP) of the Company’s Common Stock, on the trading day commencing on the date of the Advance Notice (as defined in the ELOC Purchase Agreement). We cannot predict the Market Price of our Common Stock at any future date. If, for example, we were to sell $50.0 million of our Common Stock to Arena Global pursuant to the ELOC Purchase Agreement at a purchase price of $0.243 (which is equal to 96% of the last reported sale price of our Common Stock on the Nasdaq Capital Market on September 16, 2024 which was $0.253 per share), we would issue approximately 205,862,977 shares of our Common Stock to Arena Global.

In connection with the ELOC Purchase Agreement we agreed, among other things, to issue to Arena Global, in two separate tranches, as a commitment fee, shares of our restricted Common Stock. In connection with the First Tranche we issued the Initial Commitment Fee Shares, consisting of 925,000 shares of Common Stock together with the Arena Global Warrant to purchase 1,075,000 shares of Common Stock at an exercise price of $0.01 per share. With respect to the Second Tranche, we will issue the Second Tranche Commitment Fee Shares, which shall be equal to $250,000 divided by the simple average of the daily VWAP (as defined in the ELOC Purchase Agreement) of the Company’s Common Stock during the five trading days immediately preceding the three month anniversary of the effectiveness of the registration statement on which the Initial Commitment Fee Shares are registered. The ELOC Purchase Agreement also has a provision that provides for the issuance of additional shares of Common Stock as commitment fee shares in the event the value of the Initial Commitment Fee Shares is less than $500,000 measured during a specified period and the value of the Second Tranche Commitment Fee Shares is less than $250,000 measured during a specified period.

As noted above, the number of shares of Common Stock that may be issued, in the aggregate, pursuant to the SPA Agreement and ELOC Purchase Agreement shall be limited to the Exchange Cap, unless stockholder approval to exceed the Exchange Cap is approved, with the Commitment Fee Shares being first in priority of issuance above all other securities issuable pursuant to the SPA and the ELOC Purchase Agreement.

Our Board has determined that the ELOC Purchase Agreement and our ability to issue shares of our Common Stock pursuant to the equity line thereunder (the “EP Shares”) in excess of the Exchange Cap is in the best interests of the Company and its stockholders as the ELOC Purchase Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

The Board is not seeking the approval of our stockholders to authorize our entry into the ELOC Purchase Agreement, as the ELOC Purchase Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $50.0 million of EP Shares, we are seeking stockholder approval to issue, pursuant to the ELOC Purchase Agreement, 20% or more of the Company’s issued and outstanding Common Stock as of August 12, 2024 (the date we entered into the ELOC Purchase Agreement).

Potential Consequences if Proposal No. 3 is Not Approved

If stockholders do not approve the ELOC Issuance Proposal, we may not be able to sell to Arenal Global any of the $50.0 million of our Common Stock that Arena Global has committed to purchase pursuant to the ELOC Purchase Agreement., thereby preventing us from raising funds under the ELOC Purchase Agreement. Accordingly, if stockholder approval of the ELOC Issuance Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The total amount of gross proceeds that may be raised under the equity line of credit is $50.0 million assuming the issuance of all of the EP Shares. Our ability to successfully implement our business plans and ultimately generate value for our stockholder is dependent on our ability to maximize capital raising opportunities.

If this Proposal No. 3 is not approved by our stockholders, we will not be able to issue and sell any shares available pursuant to the ELOC Purchase Agreement. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Potential Adverse Effects of the Approval of Proposal No. 3

The issuance of shares of Common Stock to Arena Global pursuant to the terms of the ELOC Purchase Agreement will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to Arena Global could adversely affect prevailing market prices of our Common Stock.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELOC ISSUANCE PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Background and Rationale for the Proposal

The Board believes that if at the Special Meeting, the number of votes represented by shares of the Common Stock, present or represented and voting in favor of Proposal No. 1 (the Authorized Common Stock Increase Proposal), Proposal 2 (the Arena Offering Proposal) and/or Proposal 3 (the ELOC Issuance Proposal) is insufficient to approve any of such proposals or establish a quorum, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies representing a sufficient number of votes against the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal, we could adjourn or postpone the Special Meeting without a vote on the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal and broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of September 16, 2024 by: (i) each current director, (ii) each named executive officer, (iii) each person who we know to be the beneficial owner of more than 5% of our Common Stock, and (iv) all current directors and executive officers as a group. As of the September 16, 2024, 18,733,713 shares of our Common Stock were outstanding. The persons named in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Safe and Green Development Corporation, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Beneficially Owned(1)
David Villarreal	459,146		2.5%
Nicolai Brune	145,472		* %
Paul Galvin	731,693	(2)	3.7%
John Scott Magrane	82,500		*
Jeffrey Tweedy	72,500		*
Alyssa Richardson	72,500		*
Peter DeMaria	82,500		*
Christopher Melton	98,568	()	*
Yaniv Blumenfeld	103,219		*
All current executive officers and directors as a group (9 persons)	1,848,098		9.6%

5% Stockholders other than executive officers and directors
Safe & Green Holdings Corp.	5,528,508		29.5%

____________

*        Represents beneficial ownership of less than one percent.

(1)      The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. We have deemed RSUs that will vest within 60 days of September 16, 2024 to be outstanding and to be beneficially owned by the person holding the RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership does not include RSUs which have not vested as of, and will not vest within 60 days of, September 16, 2024. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Includes: (i) 690,023 shares of common stock; and (ii) 41,670 RSUs that will vest within 60 days of September 16, 2024.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more SG DevCo stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Safe and Green Development Corporation, Attention: Corporate Secretary, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132 or by calling us at (646) 240-4235. Stockholders who currently receive multiple copies of proxy statements at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials for the 2025 Annual Meeting under SEC Rule 14a-8 must submit such proposals in writing by January 31, 2025 to Safe and Green Development Corporation, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132, Attention: Corporate Secretary. Such proposals must meet the requirements of our Amended and Restated Bylaws and the SEC to be eligible for inclusion in the proxy materials for our 2025 Annual Meeting.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must have been delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the 2024 Annual Meeting. As a result, stockholders who intend to present proposals or director nominations directly at the 2025 Annual Meeting must give written notice to the Corporate Secretary no earlier than the close of business on March 4, 2025, and no later than the close of business on April 3, 2025. Such stockholder notice must contain the information required by our Amended and Restated Bylaws (including the information required by Rule 14a-19, if applicable) and comply with the other procedures and requirements set forth in our Amended and Restated Bylaws and will not be effective otherwise. All notices should be addressed to the Corporate Secretary, Safe and Green Development Corporation, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132.

By order of the Board of Directors,
/s/ David Villarreal
David Villarreal
Chief Executive Officer and Director

Appendix A

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SAFE AND GREEN DEVELOPMENT CORPORATION

Safe and Green Development Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1.    The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Restated Certificate of the Corporation as follows:

2.    Article IV A. is hereby deleted in its entirety and replaced with the following:

A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred-Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of $0.001; and Five Million (5,000,000) shares shall be Preferred Stock, each having a par value of $0.001.

3.    This Certificate of Amendment shall be effective at 12:01 a.m. Eastern Time on November               , 2024.

A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Restated Certificate to be signed by the undersigned duly authorized officer, this            day of November, 2024.

SAFE AND GREEN DEVELOPMENT
By:
Name:	David Villarreal
Title:	Chief Executive Officer

A-2

ADMISSION TICKET SAFE AND GREEN DEVELOPMENT CORPORATION Special Meeting of Stockholders November 4, 2024 9:00 a.m. Local Time 1271 Avenue of the Americas, 16th Floor New York, New York 10020 If you attend the Special Meeting of Stockholders, please bring this Admission Ticket as well as a form of government issued photo identification. SAFE AND GREEN DEVELOPMENT CORPORATION PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2024 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Safe and Green Development Corporation hereby constitutes and appoints David Villarreal and Nicolai Brune, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Safe and Green Development Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020 on November 4, 2024, beginning at 9:00 a.m., local time, and at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF YOU RETURN AN EXECUTED PROXY BUT DO NOT SPECIFY HOW TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF PROPOSAL ONE, PROPOSAL TWO, PROPOSAL THREE AND PROPOSAL FOUR. (Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF SAFE AND GREEN DEVELOPMENT CORPORATION November 4, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST on November 3, 2024. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/27525 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030300300300000100 7 102524 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1-4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares (the “Authorized Common Stock Increase Proposal”). 2. The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024 pursuant to a securities purchase agreement with the purchasers named therein (the “Arena Investors”), dated August 12, 2024, including upon the conversion of debentures issued or issuable to the Arena Investors and upon the exercise of warrants issued or issuable to the Arena Investors (the “Arena Offering Proposal”). 3. The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024 pursuant to a private equity line purchase agreement with Arena Business Solutions Global SPC II, LTD (“Arena Global”), dated August 12, 2024 (the “ELOC Issuance Proposal”). 4. The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Common Stock Increase Proposal, the Arena Offering Proposal and/or the ELOC Issuance Proposal. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.